Exhibit 99.1

READY CAPITAL CORPORATION ANNOUNCES SECOND QUARTER 2021 RESULTS

New York, New York, August 5, 2021 / PRNewswire / – Ready Capital Corporation (“Ready Capital” or the “Company”) (NYSE: RC), a multi-strategy real estate finance company that originates, acquires, finances, and services small-to-medium balance commercial loans, today reported financial results for the quarter ended June 30, 2021. Ready Capital reported U.S. GAAP Net income for the three months ended June 30, 2021, of $30.9 million, or $0.38 per share of common stock, and Distributable Earnings (a non-GAAP financial measure) of $41.4 million, or $0.52 per share of common stock.

Second Quarter Results:

●	U.S. GAAP Net income of $30.9 million, or $0.38 per diluted share of common stock
●	Distributable Earnings of $41.4 million, or $0.52 per diluted share of common stock
●	Adjusted net book value of $14.87 per share of common stock as of June 30, 2021
●	Current liquidity of $428 million including cash, anticipated warehouse advances, principal and interest receivable from servicers and anticipated proceeds from available-for-sale assets
●	Originated a record $1.1 billion of small-to-medium balance commercial loans
●	Originated a record $145.7 million of loans guaranteed by the U.S. Small Business Administration (the “SBA”) under its Section 7(a) loan program
●	Originated $1.1 billion of residential mortgage loans
●	Declared and paid dividend of $0.42 per share in cash

“Our second quarter performance is attributable to our continued effort to be the leading non-bank lender to both investors in and owner occupants of small balance commercial real estate properties. The record production in both our small balance commercial and SBA 7(a) loan programs is a result of the dedication of our employees and the recognition of Ready Capital’s brand in the market,” commented Thomas Capasse, Ready Capital’s Chairman and Chief Executive Officer. “We believe our business is positioned for growth and that our diversified model will continue to provide stable earnings for our shareholders.”

Use of Non-GAAP Financial Information

In addition to the results presented in accordance with U.S. GAAP, this press release includes distributable earnings, formerly referred to as core earnings, which is a non-U.S. GAAP financial measure. The Company defines Distributable Earnings as net income adjusted for unrealized gains and losses related to certain mortgage backed securities (“MBS”), realized gains and losses on sales of certain MBS, unrealized gains and losses related to residential mortgage servicing rights, unrealized current non-cash provision for credit losses on accrual loans and one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, merger related expenses, or other one-time items.

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market, but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company’s historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size. In 2016, the Company liquidated the majority of its MBS portfolio from distributable earnings to fund recurring operating segments.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value.  The Company treats its commercial MSRs and residential MSRs as two separate classes based on the nature of the underlying mortgages and the treatment of these assets as two separate pools for risk management purposes.  Servicing rights relating to the Company’s small business commercial business are accounted for under ASC 860, Transfer and Servicing, while the Company’s residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments.  In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of Ready Capital’s business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year’s taxable income. These differences may result in certain items that are recognized in the current period’s calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

The following table reconciles Net Income computed in accordance with U.S. GAAP to Distributable Earnings:

(in thousands)	Three Months Ended June 30, 2021
Net Income	$30,904
Reconciling items:
Unrealized (gain) loss on mortgage servicing rights	4,699
Impact of ASU 2016-13 on accrual loans	4,035
Non-recurring REO impairment	510
Merger transaction costs and other non-recurring expenses	2,971
Total reconciling items	$12,215
Income tax adjustments	(1,691)
Distributable earnings	$41,428
Less: Distributable earnings attributable to non-controlling interests	595
Less: Income attributable to participating shares	3,616
Distributable earnings attributable to common stockholders	$37,217
Distributable Earnings per common share - basic and diluted	$0.52

U.S. GAAP Return on Equity is based on U.S. GAAP Net Income, while Distributable Return on Equity is based on Distributable Earnings, which adjusts U.S. GAAP Net Income for the items in the Distributable Earnings reconciliation above.

Webcast and Earnings Conference Call

Management will host a webcast and conference call on Thursday, August 5, 2021 at 8:30 am ET to provide a general business update and discuss the financial results for the quarter ended June 30, 2021. The webcast will be available on the Company’s website at www.readycapital.com. To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register and download and install any necessary audio software.

The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in. The webcast of the conference call will be available in the Investor Relations section of the Company’s website at www.readycapital.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic: 1-800-920-3371

International: 1-303-223-0120

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Replay Pin #: 21996422

The playback can be accessed through August 20, 2021.

Safe Harbor Statement

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, applicable regulatory changes; general volatility of the capital markets; changes in the Company’s investment objectives and business strategy; the availability of financing on acceptable terms or at all; the availability, terms and deployment of capital; the availability of suitable investment opportunities; changes in the interest rates or the general economy; increased rates of default and/or decreased recovery rates on investments; changes in interest rates, interest rate spreads, the yield curve or prepayment rates; changes in prepayments of Company’s assets; the degree and nature of competition, including competition for the Company's target assets; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

About Ready Capital Corporation

Ready Capital Corporation (NYSE: RC) is a multi-strategy real estate finance company that originates, acquires, finances and services small-to-medium balance commercial loans. Ready Capital specializes in loans backed by commercial real estate, including agency multi-family, investor and bridge as well as SBA 7(a) business loans. Headquartered in New York, New York, Ready Capital employs over 500 lending professionals nationwide. The company is externally managed and advised by Waterfall Asset Management, LLC.

Contact

Investor Relations
Ready Capital Corporation
212-257-4666
InvestorRelations@readycapital.com

Additional information can be found on the Company’s website at www.readycapital.com

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED BALANCE SHEETS

(In Thousands)	June 30, 2021	December 31, 2020
Assets
Cash and cash equivalents	$200,723	$138,975
Restricted cash	57,118	47,697
Loans, net (including $13,681 and $13,795 held at fair value)	2,222,284	1,550,624
Loans, held for sale, at fair value	470,184	340,288
Paycheck Protection Program loans (including $16,431 and $74,931 held at fair value)	2,178,586	74,931
Mortgage backed securities, at fair value	260,110	88,011
Loans eligible for repurchase from Ginnie Mae	173,437	250,132
Investment in unconsolidated joint ventures	86,994	79,509
Purchased future receivables, net	7,213	17,308
Derivative instruments	6,600	16,363
Servicing rights (including $100,820 and $76,840 held at fair value)	145,265	114,663
Real estate, held for sale	71,267	45,348
Other assets	120,214	89,503
Assets of consolidated VIEs	2,976,897	2,518,743
Total Assets	$8,976,892	$5,372,095
Liabilities
Secured borrowings	1,703,034	1,294,243
Paycheck Protection Program Liquidity Facility (PPPLF) borrowings	2,286,624	76,276
Securitized debt obligations of consolidated VIEs, net	2,309,217	1,905,749
Convertible notes, net	112,684	112,129
Senior secured notes, net	179,825	179,659
Corporate debt, net	333,669	150,989
Guaranteed loan financing	363,955	401,705
Liabilities for loans eligible for repurchase from Ginnie Mae	173,437	250,132
Derivative instruments	3,717	11,604
Dividends payable	33,968	19,746
Accounts payable and other accrued liabilities	180,018	135,655
Total Liabilities	$7,680,148	$4,537,887
Preferred stock Series C, liquidation preference $25.00 per share (refer to Note 21)	8,361	—
Stockholders’ Equity
Preferred stock Series B, D, and E, liquidation preference $25.00 per share (refer to Note 21)	209,619	—
Common stock, $0.0001 par value, 500,000,000 shares authorized, 71,231,422 and 54,368,999 shares issued and outstanding, respectively	7	5
Additional paid-in capital	1,090,162	849,541
Retained earnings (deficit)	(23,105)	(24,203)
Accumulated other comprehensive loss	(7,157)	(9,947)
Total Ready Capital Corporation equity	1,269,526	815,396
Non-controlling interests	18,857	18,812
Total Stockholders’ Equity	$1,288,383	$834,208
Total Liabilities, Redeemable Preferred Stock, and Stockholders’ Equity	$8,976,892	$5,372,095

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended June 30,		Six Months Ended June 30,
(In Thousands, except share data)	2021	2020	2021	2020
Interest income	$103,047	$63,211	$176,418	$132,762
Interest expense	(55,415)	(43,408)	(106,176)	(90,338)
Net interest income before provision for loan losses	$47,632	$19,803	$70,242	$42,424
Recovery of (provision for) loan losses	(5,517)	591	(5,509)	(39,214)
Net interest income after recovery of (provision for) loan losses	$42,115	$20,394	$64,733	$3,210
Non-interest income
Residential mortgage banking activities	36,690	80,564	78,099	117,233
Net realized gain on financial instruments and real estate owned	17,183	7,438	26,029	14,610
Net unrealized gain (loss) on financial instruments	4,612	(13,744)	25,608	(47,178)
Servicing income, net of amortization and impairment of $2,604 and $4,546 for the three and six months ended June 30, 2021, and $1,277 and $3,001 for three and six months ended June 30, 2020, respectively	11,928	8,982	27,563	17,079
Income on purchased future receivables, net of allowance for doubtful accounts of $587 and $1,540 for the three and six months ended June 30, 2021, and $1,771 and $8,688 for three and six months ended June 30, 2020, respectively	2,779	5,586	5,096	9,069
Income (loss) on unconsolidated joint ventures	3,361	507	2,552	(3,030)
Other income (loss)	(688)	31,594	(117)	35,667
Total non-interest income	$75,865	$120,927	$164,830	$143,450
Non-interest expense
Employee compensation and benefits	(24,270)	(27,288)	(47,047)	(46,224)
Allocated employee compensation and benefits from related party	(3,299)	(1,250)	(5,422)	(2,500)
Variable expenses on residential mortgage banking activities	(21,421)	(36,446)	(36,906)	(56,575)
Professional fees	(2,872)	(1,919)	(5,854)	(4,475)
Management fees – related party	(2,626)	(2,666)	(5,319)	(5,227)
Incentive fees – related party	(286)	(3,506)	(286)	(3,506)
Loan servicing expense	(6,851)	(10,327)	(12,955)	(15,898)
Merger related expenses	(1,266)	(11)	(7,573)	(58)
Other operating expenses	(17,190)	(17,745)	(32,674)	(31,487)
Total non-interest expense	$(80,081)	$(101,158)	$(154,036)	$(165,950)
Income (loss) before provision for income taxes	$37,899	$40,163	$75,527	$(19,290)
Income tax (provision) benefit	(6,995)	(5,500)	(15,676)	2,437
Net income (loss)	$30,904	$34,663	$59,851	$(16,853)
Less: Dividends on preferred stock	3,224	—	3,505	—
Less: Net income (loss) attributable to non-controlling interest	444	810	1,103	(254)
Net income (loss) attributable to Ready Capital Corporation	$27,236	$33,853	$55,243	$(16,599)

Earnings (loss) per common share - basic	$0.38	$0.62	$0.85	$(0.33)
Earnings (loss) per common share - diluted	$0.38	$0.62	$0.85	$(0.33)

Weighted-average shares outstanding
Basic	71,221,806	53,980,451	64,059,509	52,982,246
Diluted	71,385,603	54,013,958	64,209,934	53,015,753

Dividends declared per share of common stock	$0.42	$0.25	$0.82	$0.65

READY CAPITAL CORPORATION

UNAUDITED SEGMENT REPORTING

fOR THE three months ENDED JUNE 30, 2021

			Small	Residential
	Loan	SBC	Business	Mortgage	Corporate-
(In Thousands)	Acquisitions	Originations	Lending	Banking	Other	Consolidated
Interest income	$18,763	$46,117	$36,133	$2,034	$—	$103,047
Interest expense	(12,036)	(27,104)	(13,980)	(2,295)	—	(55,415)
Net interest income before provision for loan losses	$6,727	$19,013	$22,153	$(261)	$—	$47,632
Recovery of (provision for) loan losses	(74)	(4,649)	(794)	—	—	(5,517)
Net interest income after recovery of (provision for) loan losses	$6,653	$14,364	$21,359	$(261)	$—	$42,115
Non-interest income
Residential mortgage banking activities	—	—	—	36,690	—	36,690
Net realized gain (loss) on financial instruments and real estate owned	(2,615)	5,235	14,563	—	—	17,183
Net unrealized gain (loss) on financial instruments	4,936	1,908	2,467	(4,699)	—	4,612
Other income (loss)	1,217	1,536	(3,550)	38	71	(688)
Servicing income	—	796	3,666	7,466	—	11,928
Income on purchased future receivables, net of allowance for doubtful accounts	—	—	2,779	—	—	2,779
Income (loss) on unconsolidated joint ventures	3,361	—	—	—	—	3,361
Total non-interest income	$6,899	$9,475	$19,925	$39,495	$71	$75,865
Non-interest expense
Employee compensation and benefits	—	(4,294)	(9,335)	(10,127)	(514)	(24,270)
Allocated employee compensation and benefits from related party	(331)	—	—	—	(2,968)	(3,299)
Variable expenses on residential mortgage banking activities	—	—	—	(21,421)	—	(21,421)
Professional fees	(373)	(620)	(704)	(144)	(1,031)	(2,872)
Management fees – related party	—	—	—	—	(2,626)	(2,626)
Incentive fees – related party	—	—	—	—	(286)	(286)
Loan servicing expense	(1,345)	(3,276)	(144)	(2,086)	—	(6,851)
Merger related expenses	—	—	—	—	(1,266)	(1,266)
Other operating expenses	(2,809)	(3,833)	(7,405)	(2,213)	(930)	(17,190)
Total non-interest expense	$(4,858)	$(12,023)	$(17,588)	$(35,991)	$(9,621)	$(80,081)
Income (loss) before provision for income taxes	$8,694	$11,816	$23,696	$3,243	$(9,550)	$37,899
Total assets	$1,106,199	$3,861,289	$2,860,365	$588,435	$560,604	$8,976,892

READY CAPITAL CORPORATION

UNAUDITED SEGMENT REPORTING

fOR THE SIX months ENDED JUNE 30, 2021

			Small	Residential
	Loan	SBC	Business	Mortgage	Corporate-
(In Thousands)	Acquisitions	Originations	Lending	Banking	Other	Consolidated
Interest income	$33,297	$85,810	$51,565	$4,078	$1,668	$176,418
Interest expense	(24,007)	(52,102)	(23,187)	(4,623)	(2,257)	(106,176)
Net interest income before provision for loan losses	$9,290	$33,708	$28,378	$(545)	$(589)	$70,242
Recovery of (provision for) loan losses	1,188	(6,258)	(439)	—	—	(5,509)
Net interest income after recovery of (provision for) loan losses	$10,478	$27,450	$27,939	$(545)	$(589)	$64,733
Non-interest income
Residential mortgage banking activities	—	—	—	78,099	—	78,099
Net realized gain (loss) on financial instruments and real estate owned	(4,108)	10,800	19,463	—	(126)	26,029
Net unrealized gain (loss) on financial instruments	5,832	4,941	2,981	10,657	1,197	25,608
Other income (loss)	2,040	2,824	(5,150)	53	116	(117)
Servicing income	—	1,522	11,469	14,572	—	27,563
Income on purchased future receivables, net of allowance for doubtful accounts	—	—	5,096	—	—	5,096
Income (loss) on unconsolidated joint ventures	2,552	—	—	—	—	2,552
Total non-interest income	$6,316	$20,087	$33,859	$103,381	$1,187	$164,830
Non-interest expense
Employee compensation and benefits	—	(6,546)	(15,381)	(23,715)	(1,405)	(47,047)
Allocated employee compensation and benefits from related party	(543)	—	—	—	(4,879)	(5,422)
Variable expenses on residential mortgage banking activities	—	—	—	(36,906)	—	(36,906)
Professional fees	(895)	(943)	(1,348)	(395)	(2,273)	(5,854)
Management fees – related party	—	—	—	—	(5,319)	(5,319)
Incentive fees – related party	—	—	—	—	(286)	(286)
Loan servicing expense	(3,096)	(5,328)	(42)	(4,450)	(39)	(12,955)
Merger related expenses	—	—	—	—	(7,573)	(7,573)
Other operating expenses	(3,793)	(7,749)	(15,070)	(4,417)	(1,645)	(32,674)
Total non-interest expense	$(8,327)	$(20,566)	$(31,841)	$(69,883)	$(23,419)	$(154,036)
Income (loss) before provision for income taxes	$8,467	$26,971	$29,957	$32,953	$(22,821)	$75,527
Total assets	$1,106,199	$3,861,289	$2,860,365	$588,435	$560,604	$8,976,892